               THIS IS NOT A LETTER OF ACCEPTANCE AND TRANSMITTAL

                         NOTICE OF GUARANTEED DELIVERY
                    FOR CLASS B RESTRICTED VOTING SHARES OF

                      ROGERS WIRELESS COMMUNICATIONS INC.
                PURSUANT TO THE OFFER DATED NOVEMBER 24, 2004 OF

                           ROGERS COMMUNICATIONS INC.
                                      AND

                             RWCI ACQUISITION INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL MIDNIGHT (LOCAL TIME) ON DECEMBER 30, 2004 (THE "EXPIRY TIME"), UNLESS EXTENDED OR WITHDRAWN.

    This Notice of Guaranteed Delivery must be used to accept the offer dated November 24, 2004 (the "Offer") made by Rogers Communications Inc. ("RCI") and its wholly-owned subsidiary RWCI Acquisition Inc. ("RCI Subco" and together with RCI, the "Offerors") for Class B Restricted Voting Shares (the "RWCI Restricted Voting Shares") of Rogers Wireless Communications Inc. (the "Corporation") if certificates for the RWCI Restricted Voting Shares to be deposited are not immediately available or the holder of RWCI Restricted Voting Shares cannot deliver all other required documents to the Depositary by the Expiry Time. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the address or facsimile number set out below.

    The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used but not defined in this Notice of Guaranteed Delivery which are defined in the Offer to Purchase and accompanying Circular dated November 24, 2004 (the "Offer to Purchase and Circular") have the meanings ascribed to them in the Offer to Purchase and Circular.

TO: THE DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES INC.

                                            BY REGISTERED MAIL, BY HAND OR
               BY MAIL:                              BY COURIER:                      BY FACSIMILE TRANSMISSION:
            P.O. Box 7021                       100 University Avenue                       (416) 981-9663
          31 Adelaide St. E                           9th Floor                      Attention: Corporate Actions
         Toronto, ON M5C 3H2                     Toronto, ON M5J 2Y1
     Attention: Corporate Actions            Attention: Corporate Actions

    If a holder of RWCI Restricted Voting Shares wishes to deposit such RWCI Restricted Voting Shares pursuant to the Offer and certificates for such RWCI Restricted Voting Shares are not immediately available or the holder cannot deliver all other required documents to the Depositary by the Expiry Time, those RWCI Restricted Voting Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

    (a) the deposit is made by or through an Eligible Institution (as defined below);

    (b) this Notice of Guaranteed Delivery or a facsimile hereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified below, is received by the Depositary, at the address specified below, by the Expiry Time; and

    (c) the certificate(s) representing the deposited RWCI Restricted Voting Shares in proper form for transfer, together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees, covering the deposited RWCI Restricted Voting Shares and all other documents required by the Letter of Acceptance and Transmittal, are received by the Depositary at its office in Toronto at the address specified below before 5:00 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time.

    An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program
(SEMP), or member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "Eligible Guarantor Institution", as such term is defined in Rule 17Ad-15 of the Exchange Act.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Acceptance and Transmittal and certificates for RWCI Restricted Voting Shares to the Depositary within the time period specified herein.

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF ACCEPTANCE AND TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF ACCEPTANCE AND TRANSMITTAL.

    DO NOT SEND CERTIFICATES FOR RWCI RESTRICTED VOTING SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR RWCI RESTRICTED VOTING SHARES MUST BE SENT WITH YOUR LETTER OF ACCEPTANCE AND TRANSMITTAL.

     The undersigned hereby deposits to the purchasing Offeror as determined by the Letter of Acceptance and Transmittal, upon the terms and subject to the conditions set forth in the Offer to Purchase and Letter of Acceptance and Transmittal, receipt of which is hereby acknowledged, the RWCI Restricted Voting Shares listed below, pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase, "Manner of Acceptance -- Guaranteed
Delivery".

---------------------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF RWCI RESTRICTED VOTING SHARES DEPOSITED
---------------------------------------------------------------------------------------------------------------------------------
                                  NAME(S) AND ADDRESS(ES) OF
                                 REGISTERED HOLDER(S) (PLEASE       NUMBER OF RWCI RESTRICTED
                                  FILL IN EXACTLY AS NAME(S)      VOTING SHARES REPRESENTED BY       NUMBER OF RWCI RESTRICTED
    CERTIFICATE NUMBER(S)        APPEAR(S) ON CERTIFICATE(S))              CERTIFICATE               VOTING SHARES DEPOSITED*



---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL:



                                                                 --------------------------------------------------------------

     (If space is insufficient, please attach a list to this Notice of Guaranteed Delivery in the above form.)

---------------

* Unless otherwise indicated, all RWCI Restricted Voting Shares evidenced by any certificate(s) submitted to the Depositary will be deemed to have been deposited under the Offer.

------------------------------------------------------------  ------------------------------------------------------------
 SIGNATURE(S) OF HOLDER(S) OF RWCI RESTRICTED VOTING SHARES                           ADDRESS(ES)

------------------------------------------------------------  ------------------------------------------------------------
                    NAME (please print)

------------------------------------------------------------  ------------------------------------------------------------
                            DATE                                                  ZIP CODE/POSTAL CODE

                                                              ------------------------------------------------------------
                                                                           TELEPHONE NUMBER (business hours)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution, guarantees delivery to the Depositary, at its address set forth herein, of the certificate(s) representing the RWCI Restricted Voting Shares deposited hereby together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees, covering the deposited RWCI Restricted Voting Shares and all other documents required by the Letter of Acceptance and Transmittal before 5:00 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time; and

     Failure to comply with the foregoing could result in a financial loss to such Eligible Institution.


-----------------------------------------------------  -----------------------------------------------------
                    NAME OF FIRM                                       AUTHORIZED SIGNATURE




-----------------------------------------------------  -----------------------------------------------------
                   ADDRESS OF FIRM                                      NAME (PLEASE PRINT)




-----------------------------------------------------  -----------------------------------------------------
                                                                               TITLE




-----------------------------------------------------  -----------------------------------------------------
                ZIP CODE/POSTAL CODE                                           DATE




-----------------------------------------------------
                  TELEPHONE NUMBER

                                        3